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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 15, 2006
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-19557                 36-3777824
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
               (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 15, 2006, Salton, Inc. announced that it has entered into an exclusivity agreement with Harbinger Capital Partners Master Fund I, Ltd.
(Harbinger). The agreement provides that Salton will not on or prior to December
15, 2006 solicit or, subject to certain exceptions, otherwise negotiate any acquisition proposal involving Salton with any person other than Harbinger.
Salton and Harbinger are currently in discussions with respect to a possible combination of Salton and Applica Incorporated, which is a party to a definitive agreement to be acquired by certain affiliates of Harbinger. Harbinger has agreed to use its commercially reasonable efforts to complete its due diligence and negotiate customary commitment letters in respect of financing for the combined companies, in each case on or prior to December 15, 2006.

     A copy of the press release issued by Salton is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The foregoing description of the exclusivity agreement is qualified in its entirety by reference to the actual terms of the agreement, a copy of which is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by referenced herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

          99.1 Press Release issued by Salton, Inc. on November 15, 2006.

          99.2 Agreement, dated as of November 15, 2006, by and among Salton, Inc. and Harbinger Capital Partners Master Fund I, Ltd.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM LUTZ
                                        ----------------------------------------
                                        William Lutz
                                        Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.                                  DESCRIPTION
-------                                -----------
  99.1    Press Release issued by Salton, Inc. on November 15, 2006.

  99.2    Agreement, dated as of November 15, 2006, by and among Salton, Inc.
          and Harbinger Capital Partners Master Fund I, Ltd.


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